Exhibit 99.1

March 2014

Forward-Looking Statements This presentation may contain certain statements that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this report may include statements about the anticipated benefits of Hemisphere Media Group, Inc.’s (“Hemisphere” or the “Company”) previously announced entry into that certain Asset Purchase Agreement, with Media World, LLC, a Florida limited liability company and the other signatories named therein, pursuant to which the Company will acquire Media World, LLC’s Spanish-language television network business (the “Acquisition”), including the Company’s ability to consummate the Acquisition, the expected closing date for the Acquisition, the risk that the closing conditions to which the Acquisition is subject are not satisfied, the impact of the transaction on Hemisphere’s operations and financial performance and other information and statements that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) risks relating to any unforeseen liabilities of Hemisphere and the assets acquired in the Acquisition (“the Businesses”), (2) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of Hemisphere; (3) Hemisphere’s ability to successfully integrate the Businesses and achieve anticipated synergies; (4) the risk that disruptions from the transaction will harm Hemisphere’s business; and (5) Hemisphere’s, plans, objectives, expectations and intentions generally. Additionally, factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in Hemisphere’s most recent registration statement on Form S-4 (File No. 333-186210) (the “Registration Statement”), post-effective amendment No. 1 on Form S-1 to the Registration Statement and Hemisphere’s Quarterly Reports on Form 10-Q, each filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. Forward-looking statements included herein are made as of the date hereof, and Hemisphere does not undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances. DISCLAIMER The information contained in this presentation is being provided for your convenience and information only. Hemisphere assumes no duty to update or revise the information contained in this presentation and the information presented herein is historical and may not be updated for recent events. You may not reproduce the information in this presentation. TRADEMARKS This document contains registered and unregistered trademarks and service marks of Hemisphere’s subsidiaries, Cinelatino, WAPA America and WAPA and their affiliates, as well as trademarks and service marks of third parties. All brand names, trademarks and service marks appearing in this document are the property of their respective holders. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES In addition to financial information presented in accordance with U.S. GAAP, Hemisphere has presented certain non-GAAP financial measures, specifically EBITDA and Adjusted EBITDA. Management use these measures to assess the operating results and performance of the business, perform analytical comparisons and identify strategies to improve performance. Hemisphere believes EBITDA and Adjusted EBITDA are relevant to investors because it allows them to analyze the operating performance of each business using the same metrics used by management. When presenting Hemisphere’s EBITDA and Adjusted EBITDA and the expected 2013 EBITDA of the acquired assets in the Acquisitions, Hemisphere’s management adds back (deducts) from net income, if any, depreciation expense, amortization of intangibles, loss (gain) on disposition of assets, non-recurring expenses, income tax expense, interest expense, loss on early extinguishment of debt and stock-based compensation. Hemisphere believes that this non-GAAP presentation is important to investors’ understanding of our businesses. As Media World, LLC and its affiliates (“Media World”) have not delivered their final audited financial statements, the results presented in this presentation for Media World are estimated and preliminary, and, therefore, may change. Accordingly, estimates of Media World’s 2013 GAAP results and reconciliation of non-GAAP measures in this release are not provided herein because they are not available.

Introduction

Company Overview Only publicly-traded pure-play U.S. media company targeting the fast growing and highly attractive U.S. Hispanic and Latin American markets Unique portfolio of assets led by a strong management team position the Company for robust organic growth and strategic acquisition opportunities Hemisphere announced that it has agreed to acquire three Spanish-language cable networks in January 2014 Strengthens and expands portfolio of market leading and highly complementary cable networks Builds on commitment to provide unique programming focused on U.S. Hispanics Hemisphere’s leading portfolio of Spanish-language networks and content platform will be comprised of five leading U.S. Hispanic cable networks, two Latin American cable networks and the #1 broadcast television network in Puerto Rico Leading movie and telenovela channels, two of the most popular Hispanic entertainment genres Leading cable networks targeting the 2nd, 3rd, and 5th largest U.S. Hispanic groups 2013 revenue of $92 million and adjusted EBITDA of $38 million(b) 2014 adjusted EBITDA guidance is $49 to $51 million(c) High level of visible, contractual subscriber and retransmission revenue, which pro forma for the pending Acquisition, is expected to make up nearly 50% of the Company’s total revenue (a) Pending Acquisition, expected to close in Q1 2014. (b) Financial data is pro forma for the acquisition of Cinelatino as of January 1, 2013. (c) Assuming inclusion of the operating results of the networks acquired in the Acquisition as of April 1, 2014. (a) (a) (a)

Leading Portfolio of Spanish-language Networks and Content Platform

CINE LATINO

- #1-rated Spanish-language cable movie network in the U.S.
- #2-rated Spanish-language cable network overall
- Over 13 million subscribers across the U.S., Mexico, Latin America, and Canada
- Exclusive rights to virtually every significant Spanish-language film released in the last five years
- Library of over 475 titles

wapa

- #1-rated television network in Puerto Rico for the last 5 years
- Over 25% share of primetime audience
  - Average primetime rating of 15.9[(a)]
- Produces over 65 hours per week of top rated news and entertainment programming
- Puerto Rico's broadcast television market is uniquely attractive with the top three networks collectively garnering over 70% of all TV viewership
  - Top 4 U.S. broadcast networks garner less than 40% of viewership wapa AMÉRICA

- Fully-distributed, general entertainment Spanish-language cable television network in the U.S.
- Programmed for Puerto Rican and Caribbean Hispanics
  - Univision and Telemundo focus on programming for the Mexican audience
- Widely distributed to over 5 million U.S. subscribers
- Leverages over 65 hours per week of local programs from WAPA PR

PASIONES

- Dedicated to showcasing the most popular telenovelas and series
- Distributed in the U.S. and Latin America to over 11 million subscribers
- Separate U.S. and Latin American feeds

Centroamerica TV

- Leading network targeting Central Americans, the third largest U.S. Hispanic group
  - Central American population in U.S. grew by 174% from 2000 - 2012
- Over 3.3 million subscribers in the U.S.
- Featuring the most popular news, entertainment and soccer programming from Central America televisión dominicana

- Leading network targeting Dominicans living in the U.S.
  - Dominican population in U.S. grew by 105% from 2000 - 2012
- Over 2.2 million subscribers in the U.S.
- Featuring the most popular news, entertainment and baseball programming from the Dominican Republic

(a) Represents 2013 total household figures, M-Fri 6:00-11:00PM.

Source: Nielsen for ratings data, and U.S. Census (2012) estimates for population size and growth rates

HEMISPHERE MEDIA GROUP

5

Investment Highlights

Investment Highlights Large and growing Hispanic media industry Leading market position Attractive financial model with strong operating cash flow profile Unique and compelling growth platform with demonstrated track record Experienced and proven management team

U.S. Hispanics are the largest minority group in the U.S. and growing rapidly Dynamic U.S. Hispanic Demographic Fast growing demographic Contributed more than half of the total U.S. population growth from 2000–2012 U.S. Hispanic population growth (Figures in millions) U.S. Hispanic population as % of total U.S. population Source: U.S. Census Bureau U.S. Hispanic market is the second largest Hispanic economy in the world

Large and Growing U.S. Hispanic Pay-TV Households

Multiple drivers of growth in Hispanic pay-TV and package subscribers

(Figures in millions)


2006
Hispanic TV HHs
Hispanic pay-TV subs
Hispanic package subs
2.6
8.8
11.6
2013
Hispanic TV HHs
Hispanic pay-TV subs
Hispanic package subs
4.4
12.4
14.7
All HMTV cable networks are carried on Hispanic programming packages
~8m untapped opportunity

Compounding effect of growing population and increased penetration will continue to drive subscriber growth

Source: 2006 – 2013 Hispanic TV HHs and pay-TV subscribers are from Nielsen Universe Estimates; Hispanic package subscribers are based on management estimates.

9

Significant U.S. Hispanic Cable Advertising Opportunity Advertising market does not yet reflect Hispanic economic impact U.S. Hispanic Buying Power vs. Hispanic Media Spend Comparison of Hispanic Cable Advertising to Viewing Share Note: % Hispanic buying power and media spend data as of 2010. Source: U.S. Census, The Shelby Report, Advertising Age, Kantar Media, Nielsen, SNL Kagan Similar gap as U.S. general market cable 25 years ago

U.S. Hispanic cable advertising is expected to grow at a CAGR of 11% from 2013 to 2015E Hispanic cable advertising growth dramatically outpacing the broader U.S. cable and broadcast market With 5 cable networks, HMTV is uniquely positioned to capture a large share of this high-growth market Fast Growing U.S. Hispanic Cable Advertising Market U.S. Hispanic Cable Advertising Television Advertising Growth (2013 – 2015E CAGR) ($ in millions) Source: SNL Kagan

Targeting Underserved Segments of U.S. Hispanic Audience Primary target demographic All Hispanics, primarily Mexicans Puerto Ricans and other Caribbeans All Hispanics Central Americans Dominicans and other Caribbeans Unlike its competition, Hemisphere addresses a deeper and broader U.S. Hispanic demographic Note: Caribbean Hispanics include Dominicans, Colombians, Cubans, and Venezuelans; Other includes Argentinean, Bolivian, Chilean, Ecuadorian, Paraguayan, Peruvian, Uruguayan and other Hispanics. (a) Upon consummation of the Acquisition. Source: U.S. Census (2012) U.S. Hispanic population Hemisphere portfolio(a)

Latin America Pay-TV penetration(a) Latin America’s Pay-TV households continue to grow rapidly 42 million Pay-TV households in Latin America in 2013 projected to grow to 56 million by 2018 63% growth from 2008 to 2013 and projected 33% growth from 2013 to 2018 Pay-TV penetration expanded dramatically from 33% to 48% between 2008 and 2013 Projected to reach 56% Pay-TV penetration by 2018 Cinelatino only has a 22% penetration rate in Latin America Significant opportunity to expand Latin American subscriber base Latin America Pay-TV Subscribers(a) Rapid Growth in Pay-TV Subscribers in Latin America Note: Cinelatino subscriber metrics as of December 2013. (a) Excluding Brazil (primarily Portuguese speaking population). Source: SNL Kagan (Figures in millions)

High level of visible, contractual revenue stream Pro forma for the Acquisition, nearly 50% of consolidated revenue will be derived from subscriber and retransmission fees Multi-year contracts with distributors High operating leverage Controlled and stable programming costs Scaled distribution and efficient cost structure generate high margins consistently Minimal marginal cost to serve incremental subscribers Attractive Financial Model Low capital intensity Low capital expenditure requirements Favorable working capital Businesses are cash flow generative Minimal currency risk as cash flows are received primarily in USD Highly cash flow generative

Growth in U.S. Hispanic population driving: Growth in pay-TV HHs Growth in Hispanic programming package subscribers Significant and growing Hispanic cable advertising opportunity in the U.S. Growth in Latin America pay-TV subscribers Continue to drive ratings at all assets which in turn drives advertising sales Monetize advertising sales upside Build up of U.S. cable network ad sales team Create unique packaging opportunities Convert Cinelatino to ad-supported model Grow subscriber and retransmission revenue Grow Latin America subscribers Launch in new markets Launch on additional systems in under-penetrated markets Compelling Growth Platform Multiple Avenues of Growth Leverage expertise of management team and portfolio of assets to drive growth through acquisitions U.S. Spanish-language cable networks Latin American broadcast and cable television networks Production companies Content libraries Pending acquisition of Imagina’s channels is template for our M&A strategy Improve programming, marketing and distribution efforts Cross-selling opportunities Augment Latin American offerings Expand commercial inventory Macroeconomic Growth Organic Growth Acquisition-Driven Growth

Best-in-class Management Team Unparalleled Hispanic Media Expertise and Track Record Alan Sokol Chief Executive Officer 20 years experience in the television and film industries as an operator, advisor and investor, with specific focus on Hispanic media Former Senior Partner at InterMedia Partners and architect of InterMedia’s Hispanic strategy First identified Cinelatino and WAPA as acquisition targets Created and oversaw execution of turnaround strategy for Cinelatino and WAPA Together with Jim McNamara, oversaw growth of Telemundo from a $0.7bn asset to a $2.7bn asset in only four years Craig Fischer Chief Financial Officer Over 15 years experience in the media and entertainment industry as an operator, advisor and investor Former Partner at InterMedia responsible for investments in Cinelatino and WAPA Member of the executive team that launched the YES Network Former media banker at Goldman Sachs, and accountant at Ernst & Young James McNamara Chairman, Cinelatino Over 25 years executive experience in the media and entertainment industry Chairman of Cinelatino and Pantelion Films; Founder of Panamax Films Together with Alan Sokol, oversaw growth of Telemundo from a $0.7bn asset to a $2.7bn asset in only four years José Ramos President, WAPA Over 28 years of television experience Most experienced television executive in Puerto Rico 16 years as President and General Manager of WAPA 13 years at Telemundo, serving in various senior positions including Senior Vice President, General Manager and President

Appendix I

Cinelatino The Leading Spanish-Language Cable Movie Network in the U.S. #1-rated Hispanic cable movie network #2-rated Hispanic cable network overall Exclusive rights to virtually every significant Spanish-language film released in the last five years The only Spanish-language cable movie network distributed by all major U.S. multichannel providers With over 4 million U.S. subscribers, Cinelatino has the largest subscriber base of any Spanish-language cable movie network Offered on the Hispanic programming package (i.e. WAPA America, CNN en Español, Discovery en Español, History en Español, ESPN Deportes and Fox Deportes) A highly-rated platform for Hispanic-targeted advertisers as the Company transitions to a planned advertising model Primetime Ratings: M18-49 Primetime Ratings: HHs Note: Represents full year 2013, M-Sun 9:00PM-3:00AM ET (6:00PM-12:00AM PT). Fox Life is formerly Utilisima. Source: Nielsen Ratings Leadership Reflects Strength of the Network

Cinelatino is the only buyer of scale for television rights to Spanish-language movies for both the U.S. and Latin American markets Extensive industry relationships and “one-stop-shop” for film distributors drives Cinelatino’s ability to acquire the best content at efficient prices Robust content portfolio with exclusive rights to box office hits and critically acclaimed films Licensed over 70% of the top Mexican box office hits every year since 2006 Library of over 475 titles from over 50 suppliers Cinelatino licenses titles from all major Latin American countries Titles are typically acquired on an exclusive basis for a 3 - 4 year period and generally provide for unlimited runs License agreements generally include VOD and digital rights Select Successful Box Office Hits Cinelatino Diverse Network of Programming Relationships # 1 Mexican box office hit - 2011 #1 Colombian box office hit - 2012 # 1 Mexican box office hit - 2012 Box office hit starring Will Ferrell #1 Dominican box office hit - 2012 #2 all time highest grossing Mexican film - 2013

Cinelatino Platform in Latin America DISH Mexico – 20 Highest-Rated Cable Networks Latin America Distribution Subscribers Pay-TV Subscribers(a) Penetration (%) Mexico 2.3 14.6 16% Argentina 1.9 8.6 22% Colombia 2.2 4.7 46% Chile 0.4 2.4 18% Peru 0.2 1.5 16% Other(b) 2.3 10.6 21% Total Latin America 9.3 42.4 22% (Subscribers in millions) Note: Cinelatino subscriber metrics based on remittances as of December 2013. (a) Represents 2013 data; excluding Brazil (primarily Portuguese speaking population). (b) Other category includes subscribers from Costa Rica, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Nicaragua, Panama, Uruguay and Venezuela. Source: Ibope, represents full year 2013, M-Sun 6:00PM - 1:00AM (excludes children’s networks), SNL Kagan Cinelatino has significant opportunity to grow its 9.3 million Latin American subscriber base Strong performance in Mexico is expected to translate into high growth in Latin America

With 1.4 million TV households, Puerto Rico is the third largest U.S. Hispanic market behind Los Angeles and New York The top 3 broadcasters in Puerto Rico (WAPA PR, Univision and Telemundo) garner over 71% of the audience share during primetime In comparison, U.S. top 4 English language broadcast networks garner less than 40% of the audience share during primetime WAPA PR’s 15.9 primetime rating is more than three times higher than even the most highly rated English language U.S. broadcast network(a) Pay-TV is not highly penetrated in Puerto Rico with levels stable around 50% WAPA PR Puerto Rico is an Extremely Attractive TV Broadcasting Market (a) Based on full year 2013 household ratings, live viewing, M-F 6:00-11:00PM for WAPA and M-Fri 8:00-11:00PM for U.S. networks (M-Fri 8:00-10:00PM for Fox). Source: Nielsen, Actual remittances WAPA PR Significantly Outpaces the Four Major U.S. TV Networks in Primetime Ratings (a) Pay-TV Penetration in Puerto Rico

WAPA PR Ratings Leadership Driving Strong Advertising and Retransmission Revenue #1-rated television network in Puerto Rico for five consecutive years Grew from #3-rated network in 2007 to #1 in 2009 Over 25% share of the primetime audience Primetime Ratings(a) Primetime Audience Share(a) WAPA PR is the highest revenue generating television network in Puerto Rico Diversified portfolio of advertising partners, including many Fortune 500 companies across a variety of industries No single advertiser represents more than 5% of net revenue The Company earns retransmission revenue pursuant to multi-year agreements, with annual rate escalators WAPA PR’s recent contract renewals have yielded significant fee increases 100% margin dollars Clear Ratings Leader Highest TV Broadcasting Advertising Market Share Robust Growth in Retransmission Revenue (a) Represents 2013 total household figures, Mon-Fri 6:00-11:00pm. Source: Nielsen

Over 30 hours of leading entertainment programming each week Locally produced talk, variety, comedy and reality shows News leader providing nearly 40 hours each week Most sophisticated news operation in Puerto Rico WAPA PR Highly Differentiated Programming Strategy Leader in top-rated U.S. television series and Hollywood blockbusters dubbed into Spanish Strong counter-programming to telenovelas aired on Univision and Telemundo Local Entertainment News Acquired Programming Unique Mix of Local Programming, U.S. Television Series and Hollywood Blockbuster Movies #1 Daily show #1 Game show #1 Comedy Fast-paced daily news magazine series #1 Local talk show #1 Midday program #1 Morning news #1 Midday news #1 Early evening news #1 Late night news

WAPA America Fully-Distributed Spanish-Language Cable Network in the U.S. WAPA America’s Distribution(a) Cable television network programmed for Puerto Rican and Caribbean Hispanics in the U.S. Leverages over 65 hours of weekly local programming from WAPA PR to create a unique cable network in the U.S. Supplemented by acquired popular sports programming from Puerto Rico, telenovelas and other entertainment programming, and WAPA PR’s library Widely distributed to over 5 million U.S. subscribers Majority of revenues are generated from contractual, recurring, multi-year subscriber fees Primarily distributed on Hispanic programming packages nationally and on digital basic package in select major markets (Orlando and Tampa) Puerto Rican and Caribbean Hispanics as a whole represent 19% of the U.S. Hispanic population In select key U.S. markets, Puerto Rican and Caribbean Hispanics are the largest population group, exceeding Mexican-Americans Even in some of the largest U.S. markets, where Mexicans are the largest Hispanic group, Puerto Ricans represent a significant population Note: Caribbean Hispanics include Dominicans, Colombians, Cubans, and Venezuelans; Other includes Argentinean, Bolivian, Chilean, Ecuadorian, Paraguayan, Peruvian, Uruguayan and other Hispanics. (a) Nationwide distribution on satellite operators. Source: U.S. Census (2012) New York Orlando Miami Philadelphia Hispanic programming packages Digital basic

Announced Acquisition
Imagina's Cable Networks

- Purchase price of $102.2 million (subject to closing adjustments), payable in cash
- The networks are expected to have generated $12.2 million of EBITDA in 2013, implying a purchase multiple of 8.4x
- Transaction is expected to close in Q1 2014

PASIONES

- Featuring the best novelas from the most popular networks, including TV Globo, Caracol and Telemundo
- Separate U.S. and Latin American feeds
- 3.8 million subscribers in the U.S., and 7.2 million subscribers in Latin America centroaméricatv

- Leading network targeting 4.8 million Central Americans living in the U.S.
- Central Americans are the 3rd largest U.S. Hispanic population group
- Programming from leading broadcasters throughout Central America
  - Including exclusive soccer rights from best professional leagues in the region
- Over 3.3 million subscribers in the U.S.

televisión dominicana *más cerca de ti*

- Leading network targeting 1.7 million Dominicans living in the U.S.
- Dominicans are the 5th largest U.S. Hispanic population group
- Programming from leading content producers in the Dominican Republic
  - Including exclusive rights to Dominican Republic professional baseball league
- Over 2.2 million subscribers in the U.S.

Source: U.S. Census (2012)

HEMISPHERE MEDIA GROUP
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Appendix II

 Historical financial summary Consistent revenue and adjusted EBITDA growth of 11% and 22% (CAGR 2009-13), respectively, despite the challenging economic environment Net Revenue Adjusted EBITDA ($ in millions) ($ in millions) % margin: 28% 37% 37% 41% 40% (a) (a) Note: Financial data presented for all years reflects combined operating results of WAPA and Cinelatino. For more information, please see our Registration Statement on form S-4 filed January 25, 2013, as amended, our quarterly reports on Form 10-Q and our Current Report on Form 8-K, filed March 10, 2014. (a) 2012 includes political advertising revenue and EBITDA of approximately $5 million.

Adjusted EBITDA reconciliation ($ in ‘000s) 2009 2010 2011 2012(b) 2013 Net Income (Loss) ($2,839) $36,682 $13,623 $17,759 ($4,315) Add (deduct): Income tax (benefit) expense (1,544) (15,840) 8,010 10,391 3,951 Interest and other expense, net 4,916 3,270 5,451 5,521 7,702 Loss / (gain) on disposition of assets 18 399 (39) (1) 199 Loss on early extinguishment of debt - - - - 1,649 Impairment of broadcast license 13,830 - - - - Depreciation and amortization 2,964 3,130 3,430 3,731 9,726 Stock-based compensation - - - - 7,192 Non-recurring expenses(a) - 250 713 1,852 11,968 Adjusted EBITDA $17,344 $27,891 $31,188 $39,254 $38,072 Note: Financial data presented for all years reflects combined operating results of WAPA and Cinelatino. For more information, please see our Registration Statement on form S-4 filed January 25, 2013, as amended, our quarterly reports on Form 10-Q and our Current Report on Form 8-K, filed March 10, 2014. (a) Includes transaction fees related to the Acquisition and the pending acquisition of the Media World networks, a $3.8mm charge to terminate a services agreement, and other non-recurring expenses. (b) 2012 includes political advertising revenue and EBITDA of approximately $5 million.